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                                                                Exhibit 23.0




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K for the year ended December 31, 2001, into the Company's previously filed
Registration Statements, File Numbers 33-91088, 333-24921 and 333-83397.



ARTHUR ANDERSEN LLP


St. Louis, Missouri
March 26, 2002